                             SUBSCRIPTION AGREEMENT

         THIS SUBSCRIPTION AGREEMENT (this "Agreement") is entered into as of July 31, 2000, by and among Columbia Energy Services Corporation, a Delaware corporation ("CES"), and TNPC, Inc., a Delaware corporation (the "Company"), and, solely for purposes of the provisions set forth in Section 3.2, 4.6 and
5.4 hereof, Enron Energy Services, LLC, a Delaware limited liability company ("EES").

         WHEREAS, pursuant to that certain Asset Purchase Agreement dated as of June 29, 2000, by and among CES, Columbia Energy Retail Corporation, and Columbia Energy Power Marketing Corporation, as Sellers, and the Company, as Buyer (the "Asset Purchase Agreement"), the Company is acquiring the Specified Assets (as defined in the Asset Purchase Agreement);

         WHEREAS, as part of the consideration payable by the Company for the sale of the Specified Assets to the Company, the Company has agreed to issue and deliver to CES shares of common stock, par value $0.01 per share, of the Company (the "Common Stock"); and

         WHEREAS, CES and the Company wish to set forth the terms on which such Common Stock will be issued to CES.

         NOW, THEREFORE, for and in consideration of the foregoing premises, mutual covenants, rights and obligations set forth herein, the benefits to be derived therefrom and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged by the parties hereto, the parties hereto agree as follows:

                                    ARTICLE I
                                  SUBSCRIPTION

         1.1      SUBSCRIPTION BY CES.

         (a) Upon the terms and subject to the conditions hereof, CES hereby subscribes for and agrees to accept from the Company, and the Company agrees to issue and deliver to CES, 3,011 shares of Common Stock of the Company as consideration for the sale and delivery of the Specified Assets to the Company. On the Closing Date (as defined in the Asset Purchase Agreement) the Company shall deliver to CES a certificate evidencing the shares of Common Stock issued pursuant to this Section 1.1. Such certificate issued shall be in definitive form and registered in the name of CES and shall bear the legends set forth in Section 4.2. Such shares of Common Stock issued pursuant to the terms of this Section 1.1 shall be hereinafter referred to as the "Securities."

         (b) Notwithstanding the foregoing, the issuance of the Securities shall be delayed to the extent necessary so that the issuance of such Securities will not contravene any applicable law or outstanding injunction, order or decree, PROVIDED, HOWEVER, that the consideration for the Securities shall not in any way be affected by any such delay.

         1.2 AGREEMENT TO BE BOUND. CES agrees that the Securities shall be subject to the terms of this Agreement and the certificate of incorporation and by-laws of the Company as they may be amended from time to time.

                                   ARTICLE II
                      REPRESENTATIONS AND WARRANTIES OF CES

         CES represents and warrants to the Company and EES that the following is true as of the date hereof:

         2.1 ORGANIZATION; GOOD STANDING. CES is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, with full corporate power and authority to carry on its business as presently conducted.

         2.2 AUTHORITY. CES has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. CES has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.

         2.3 DUE EXECUTION AND ENFORCEABILITY. This Agreement has been duly executed and delivered by CES, and (assuming due authorization, execution and delivery of this Agreement by the Company and EES) this Agreement constitutes a legal, valid and binding obligation of CES, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application referring to or affecting enforcement of creditors' rights and general principles of equity.

         2.4      ACCREDITED INVESTOR; QUALIFIED BUYER.

         (a) CES is acquiring the Securities for its own account, solely for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Securities.

         (b) CES understands that the Securities will not be registered under the Securities Act or any federal or state law by reason of specific exemptions under the provisions thereof, the availability of which depends in part upon the bona fide nature of its investment intent and upon the accuracy of its representations made in this Section 2.4.

         (c) CES understands that the Company is relying upon the representations and agreements contained in this Section 2.4 for the purpose of determining whether this transaction meets the requirements for such exemptions.

         (d) CES is an "accredited investor" as defined in Rule 501(a) under the Securities Act of 1933, as amended (the "Securities Act").

         (e) CES is a "qualified institutional buyer" as defined in Rule 144A(a) under the Securities Act.

         (f) CES has such knowledge, skill and experience in business, financial and investment matters that it is capable of evaluating the merits and risks of an investment in the Securities. CES recognizes that an investment in the Securities is a speculative investment involving a high degree of risk. CES is and will be able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, CES is and will be able to hold the Securities for an extended period of time and will have a sufficient net worth to sustain a loss of its entire investment in the Securities in the event such loss should occur.

         (g) CES understands that the Securities will be "restricted securities" under applicable federal securities laws and that the Securities Act and the Securities and Exchange Commission provide in substance that it may dispose of the Securities only pursuant to an effective registration statement under the Securities Act or an exemption therefrom. CES further understands that the Company (i) has and will have no obligation to file a registration statement under the Securities Act with respect to the Securities or to make a registered public offering of shares of Common Stock, and (ii) has not registered and has and will have no obligation to register its Common Stock under the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act").

         (h) CES has been furnished by the Company with information (or provided access to information) regarding the business and financial condition of the Company, its expected plans for future business activities, the attributes of the Securities and the merits and risks of an investment in the Securities that it has requested or otherwise needs to evaluate the investment in the Securities.

         2.5 NO CONFLICT. The execution, delivery and performance of this Agreement by CES does not and will not (i) violate, conflict with or result in the breach of any provision of its organizational documents, (ii) conflict with or violate any law, governmental regulation or governmental order applicable to it or any of its assets, properties or businesses or
(iii) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any encumbrance on any of CES's assets or properties pursuant to any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which CES is a party or by which any of its assets or properties is bound or affected; except to the extent that any conflict under
(ii) or (iii) above would not have a material adverse effect on the financial condition, business or operations (a "Material Adverse Effect") of CES and its subsidiaries taken as a whole or prevent or materially delay the consummation of the transactions contemplated by this Agreement.

         2.6 GOVERNMENT CONSENTS. The execution, delivery and performance of this Agreement by CES does not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to, any court, judicial or quasi-judicial or administrative agency or body or commission or other governmental or other regulatory authority or agency (a "Governmental Authority").

         2.7 PUHCA. CES is not subject to, or is exempt from, regulation as a "holding company," a "subsidiary company" of a "holding company," an "affiliate" of a "holding company," or an "affiliate" of a "subsidiary company" of a "holding company," in each case as such terms are defined in the Public Utility Holding Company Act of 1935, as amended ("PUHCA"), except as to the requirements of Section 9(a)(2) of PUHCA in accordance with Rule 2 promulgated thereunder.

                                   ARTICLE III
                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                                 OF THE COMPANY

         3.1 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company represents and warrants to CES that the following is true as of the date hereof:

                  3.1.1 ORGANIZATION; GOOD STANDING. The Company is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, and has the corporate power and authority to carry on its business as presently conducted. The Company is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such qualification necessary, except to the extent that the failure to be so qualified would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole, or prevent or materially delay the consummation of the transactions contemplated by this Agreement.

                  3.1.2 AUTHORITY. The Company has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereunder. The execution and delivery of this Agreement by the Company, the performance by the Company of its obligations hereunder, and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of the Company.

                  3.1.3 DUE EXECUTION AND ENFORCEABILITY. This Agreement has been duly executed and delivered by the Company, and (assuming due authorization, execution and delivery by CES and EES hereto) this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application referring to or affecting enforcement of creditors' rights and general principles of equity.

                  3.1.4 PUHCA. The Company is not subject to, or is exempt from, regulation as a "holding company," a "subsidiary company" of a "holding company," an "affiliate" of a "holding company," or an "affiliate" of a "subsidiary company" of a "holding company," in each case as such terms are defined in PUHCA, except as to the requirements of Section 9(a)(2) of PUHCA in accordance with Rule 2 promulgated thereunder.

                  3.1.5 CAPITAL STOCK. The authorized capital stock of the Company consists of 2,000,000 shares of common stock, $0.01 par value per share, of which 119,019 shares are duly authorized and validly issued and outstanding, fully paid and nonassessable and 50,000 shares of preferred stock, $0.01 par value per share, of which no shares are duly authorized and validly issued and outstanding, fully paid and nonassessable. Except as set forth on Schedule 3.1.5, no shares of capital stock of the Company or any of its subsidiaries have been reserved for any purpose. Except as set forth in the capitalization table attached hereto as Exhibit A, there are no outstanding securities convertible into or exchangeable for Common Stock or for the capital stock of any of the Company's subsidiaries and no outstanding options, rights (preemptive or otherwise), or warrants to purchase or to subscribe for any shares of such stock or other securities of the Company or any of its subsidiaries. Except as set forth in Schedule 3.1.5, there are no outstanding agreements affecting or relating to the voting, issuance, purchase, redemption, repurchase or transfer of the Securities.

                  3.1.6 NO CONFLICT. The execution, delivery and performance of this Agreement by the Company does not and will not (i) violate, conflict with or result in the breach of any provision of its certificate of incorporation or bylaws, (ii) conflict with or violate any law, governmental regulation or governmental order applicable to it or any of its assets, properties or businesses or (iii) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any encumbrance on any of the Company's assets or properties pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which the Company is a party or by which any of its assets or properties is bound or affected; except to the extent that any conflict under (ii) or (iii) above would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole, or prevent or materially delay the consummation of the transactions contemplated by this Agreement.

                  3.1.7 GOVERNMENT CONSENTS. Except as set forth in Schedule 3.1.7, the execution, delivery and performance of this Agreement by the Company does not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to any Governmental Authority.

                  3.1.8 PROCEEDINGS. Except as set forth in Schedule 3.1.8, there is no judicial or administrative action, suit, proceeding (whether adjudicatory, rule-making, licensing or otherwise) or investigation pending or, to the knowledge of the Company, threatened in law or equity against the Company relating to the Company or the transactions contemplated by this Agreement before any Governmental Authority, that would have a Material Adverse

         Effect on the Company and its subsidiaries taken as a whole or on the ability of the Company to consummate the transactions contemplated hereby.

                  3.1.9 FINANCIAL CONDITION. The Company has previously delivered to CES the Company's unaudited balance sheet (the "Balance Sheet") as of December 31, 1999 (the "Balance Sheet Date"), which has been prepared in all material respects in accordance with generally accepted accounting principles ("GAAP") and presents fairly the financial condition of the Company as of December 31, 1999; PROVIDED that certain footnote disclosures, statements and other information which reflect significant accounting policies normally included in financial statements prepared in accordance with GAAP have been condensed or omitted.

                  3.1.10 ABSENCE OF CHANGE. Since December 31, 1999, there has not been any change, development, or effect on the Company that has had a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

                  3.1.11 INFORMATION. The Company covenants that, until the consummation of an initial firm commitment underwritten public offering of shares of Common Stock registered under the Securities Act (the "Initial Public Offering"), it will deliver to CES:

                  (a)      as soon as practicable and in any event within thirty
         (30) days after the end of each calendar month, a report showing in reasonable detail the financial and operating performance and results for the prior calendar month;

                  (b)      as soon as practicable and in any event within sixty
         (60) days after the end of each quarterly period (other than the last quarterly period) in each fiscal year, consolidated statements of income, changes in stockholders' equity and changes in financial position of the Company for such quarterly period and for the period from the beginning of the current fiscal year to the end of such quarterly period, and a consolidated balance sheet of the Company as at the end of such quarterly period, all unaudited but prepared in accordance with GAAP on a basis consistent with past practice;

                  (c)      as soon as practicable and in any event within ninety
         (90) days after the end of each fiscal year, consolidated statements of income, changes in stockholders' equity and changes in financial position of the Company for such year, and a consolidated balance sheet of the Company as at the end of such year, in each case audited for the Company by independent public accountants of recognized national standing selected by the Company from among the five largest accounting firms in the United States, whose report shall state that such consolidated financial statements present fairly the results of operations, cash flows and financial position of the Company in accordance with GAAP on a basis consistent with prior periods except as noted therein and that the examination by such accountants has been made in accordance with generally accepted auditing standards; and

                  (d) as soon as practicable, and in any event within the applicable time period specified in the instructions to Form 8-K under the Securities Exchange Act, notice of any event that would be required to be reported on such form if the Company were then required to file such reports.

                  3.1.12. CAPITALIZATION. The capitalization table attached hereto as EXHIBIT A accurately reflects the equity capitalization of the Company as of the date hereof without giving effect to any potential transactions or agreements for the issuance of securities which the Company may be currently negotiating with any third parties.

                  3.1.13. CERTIFICATE OF INCORPORATION AND BYLAWS. The Company has previously furnished to CES a true and complete copy of the certificate of incorporation of the Company, as currently in effect, certified as of a recent date by the Secretary of State of the State of Delaware, and a true and complete copy of the bylaws of the Company, as currently in effect, certified by its corporate secretary.

                  3.1.14. DISCLOSURE. The representations or warranties made by the Company in this Agreement, together with all written information provided to CES in connection with the transaction contemplated hereby, do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements and facts contained herein or therein, in light of the circumstances in which they were or are made, not false or misleading.

         3.2 REPRESENTATIONS, WARRANTIES AND COVENANTS OF EES. EES represents, warrants and convenants to CES that the following is true as of the date hereof:

                  3.2.1 ORGANIZATION; GOOD STANDING. EES is a limited liability company validly existing and in good standing under the laws of the State of Delaware, and has the limited liability company power and authority to carry on its business as presently conducted.

                  3.2.2 AUTHORITY. EES has the power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereunder. The execution and delivery of this Agreement by EES, the performance by EES of its obligations hereunder, and the consummation by EES of the transactions contemplated hereby have been duly authorized by all requisite limited liability company action on the part of EES.

                  3.2.3 DUE EXECUTION AND ENFORCEABILITY. This Agreement has been duly executed and delivered by EES, and (assuming due authorization, execution and delivery by CES and the Company) this Agreement constitutes a legal, valid and binding obligation of EES, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application referring to or affecting enforcement of creditors' rights and general principles of equity.

                  3.2.4 NO CONFLICT. The execution, delivery and performance of this Agreement by EES does not and will not (i) violate, conflict with or result in the breach of any provision of its organizational documents, (ii) conflict with or violate any law, governmental regulation or governmental order applicable to it or any of its assets, properties or businesses or (iii) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any encumbrance on any of EES's assets or properties pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which EES is a party or by which any of its assets or properties is bound or affected; except to the extent that any conflict under (ii) or (iii) above would not have a Material Adverse Effect on EES and its subsidiaries taken as a whole, or prevent or materially delay the consummation of the transactions contemplated by this Agreement.

                  3.2.5 GOVERNMENT CONSENTS. The execution, delivery and performance of this Agreement by EES does not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to any Governmental Authority.

                                   ARTICLE IV
                             TRANSFERS OF SECURITIES

         4.1 TRANSFERS BY CES. Any sale, assignment, exchange or other transfer or disposition, direct or indirect (collectively, a "Transfer"), by CES of any of its Securities shall be governed by this Agreement. CES may not Transfer any portion of its Securities unless otherwise permitted by this
Article IV.

         4.2 TRANSFERS SUBJECT TO COMPLIANCE WITH SECURITIES ACT. CES acknowledges that the Securities have not been registered under the Securities Act and agrees that no sale, transfer, assignment, hypothecation or other disposition of the Securities shall be made in the absence of (a) a current registration statement under the Securities Act as to the Securities and the registration or qualification of the Securities under any applicable state securities laws that is then in effect or (b) an opinion of counsel reasonably satisfactory to the Company to the effect that such registration or qualification is not required PROVIDED, HOWEVER, that an opinion of counsel shall not be required in connection with a Transfer by CES of the Securities pursuant to Rule 144(k) of the Securities Act.

         4.3 RESTRICTIVE LEGENDS. Each certificate representing Securities held by CES, and each certificate representing Securities issued to any subsequent transferee, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  THIS SECURITY IS SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER TERMS AND CONDITIONS SET FORTH IN THE SUBSCRIPTION AGREEMENT DATED AS OF JULY 31, 2000, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

                   THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF (A) A CURRENT REGISTRATION STATEMENT UNDER THE SECURITIES ACT AS TO THE SECURITIES UNDER ANY APPLICABLE STATE SECURITIES LAWS THAT IS THEN IN EFFECT OR (B) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED.

         4.4 LOCK-UP AGREEMENT. In connection with any Initial Public Offering of Common Stock, CES agrees to enter into an agreement on such terms as may be reasonably requested by the underwriters for the public offering not to directly or indirectly, sell, transfer or otherwise dispose of or transfer the economic benefits and burdens of, any of the Securities for a period of time following such Initial Public Offering as such underwriter may reasonably request but not to exceed 180 days, PROVIDED, HOWEVER, that the terms of such agreement are no more onerous or restrictive than the least restrictive restrictions imposed on holders of at least one-half of one percent (0.5%) of the fully diluted shares of Common Stock at the time of the Initial Public Offering and any officers or directors of the Company holding Common Stock.

         4.5 CO-SALE PROVISIONS. EES agrees that until an Initial Public Offering, CES will be entitled to such rights as are afforded by EES or an Affiliate of EES (including, for purposes of this Section only, Cortez Energy Services, LLC) to the third party investors who invested cash in the Company pursuant to the Contribution Agreement (the "Investors") under the Stockholders Agreement dated as of January 6, 2000, among the Company and certain other parties, as such agreement is amended from time to time, to include any Securities issued hereunder in any Transfer of Common Stock or securities convertible into or exercisable for Common Stock ("Common Stock Equivalents") by EES or its Affiliates (including, for purposes of this Section only, Cortez Energy Services, LLC) to other parties. If the Investors are permitted to include shares of Common Stock and Common Stock Equivalents in connection with such a Transfer, then CES shall be entitled to include up to that number of Securities equal to (i) the number of Securities held by CES multiplied by (ii) a fraction the numerator of which is the number of shares of Common Stock and Common Stock Equivalents the Investors are entitled to sell in connection with such sale and the denominator of which is the number of shares of Common Stock and Common Stock Equivalents calculated on a fully-diluted basis then held by the Investors. The terms of such Transfer shall be no less favorable than the terms of the Transfer by EES, any Affiliate of EES or the Investors. CES shall not be required to make any representations or warranties in connection with such Transfer other than representations and warranties as to (i) CES's ownership of the Securities to be Transferred free and clear of all liens, claims and encumbrances, (ii) CES's power and authority to effect such Transfer and (iii) such matters pertaining to compliance with securities laws as the transferee may reasonably require. The closing of such purchase by the transferee shall be on the same date that the transferee acquires shares from EES, or its Affiliate, or the Investors that are selling; PROVIDED that CES is given 20 days advance notice of such closing.

         4.6      REGISTRATION RIGHTS.

         (a) The Company agrees that after the effectiveness of an Initial Public Offering (or such later date as applicable in accordance with Section 4.4 hereof), CES will be entitled to piggyback registration rights to include any shares of Common Stock issued hereunder (used herein, the "Piggyback Securities") in any registration statement filed by the Company with the Securities and Exchange Commission to register for sale shares of Common Stock for cash in an underwritten offering under the Securities Act (other than a registration statement on Form S-4 or Form S-8 or any successor forms thereto or other than in connection with an exchange offer or offering solely to the Company's existing security holders). Each time the Company proposes to so file a registration statement with respect to which CES has the right to request inclusion of Piggyback Securities, the Company shall promptly give written notice of such proposed filing to CES and, upon the written request by CES which shall be given to the Company within 10 days after delivery by the Company of the notice of intent to file a registration statement, CES may include in such registration Piggyback Securities (which request by CES shall specify the number of Piggyback Securities proposed to be included in such registration). The Company shall use commercially reasonable efforts to cause all such shares of Piggyback Securities that CES has requested to be included in such registration on the same terms and conditions as the Common Stock otherwise being sold in such registration; PROVIDED, HOWEVER, that if the managing underwriter or underwriter advises the Company to reduce the number of shares of Common Stock to be sold and the Company has the right to so reduce the number of shares included therein by the Investors pursuant to the Stockholders Agreement, then the number of Piggyback Securities included by CES shall be reduced at the same time the number of shares included by the Investors are reduced on a pro rata basis based on the number of Securities held by CES and the number of shares of Common Stock calculated on a fully-diluted basis then held by the Investors that requested the inclusion of shares in such registration. Notwithstanding the foregoing, CES shall not have any piggyback registration rights with respect to Securities that it may sell pursuant to Rule 144(k) (or any successor provision) promulgated under the Securities Act or (if the provisions would not result in any material limitation on CES's ability to sell) otherwise pursuant to Rule 144 (or any successor provision) promulgated under the Securities Act. The Company may suspend, terminate or withdraw a piggyback registration at any time in its sole discretion.

         (b) The Company shall pay the following registration expenses (the "Registration Expenses"): (i) all registration and filing fees (including, without limitation, with respect to filings to be made with the National Association of Securities Dealers, Inc.), (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Piggyback Securities), (iii) printing expenses, (iv) internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) the fees and expenses incurred in connection with the listing on an exchange of the Piggyback Securities if the Company shall choose to list such Piggyback Securities,
(vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company,

(vii) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, and (viii) fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in any offering pursuant to Section 3 of Schedule E to the By-laws of the National Association of Securities Dealers, Inc. The Company shall not have any obligation to pay any underwriting fees, discounts, or commissions attributable to the sale of Piggyback Securities or, except as provided by clause (ii) or (viii) above, any out-of-pocket expenses of CES (or the agents who manage its accounts) or the fees and disbursements of any underwriter.

                                    ARTICLE V
                               GENERAL PROVISIONS

         5.1 ENTIRE AGREEMENT; TERMINATION OF PRIOR AGREEMENT. This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect thereto.

         5.2 WAIVERS AND AMENDMENTS. This Agreement may be amended, superseded, canceled, renewed or extended only by a written instrument signed by the parties hereto. The provisions hereof may be waived in writing by the parties hereto. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

         5.3 REGISTRATION OF TRANSFERS. If, in the reasonable judgment of counsel to the Company, a proposed Transfer by CES would constitute a violation of this Agreement, then the Company may refuse to register such proposed Transfer of Securities on the stock transfer records of the Company and give related instructions to its stock transfer agent, if any, to stop the registration of such proposed Transfer of Securities to the extent reasonably necessary to avoid such violation.

         5.4      NOTICES.

         (a) Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally by hand or by recognized overnight courier, telecopied or mailed (by registered or certified mail, postage prepaid) as follows:

                  (i)      If to CES, then to:

                                   Columbia Energy Services Corporation
                                   13880 Dulles Corner Lane
                                   Herndon, Virginia 20171-4600
                                   Attention: General Counsel
                                   Facsimile: (703) 561-7318

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                  (ii)     If to the Company, then to:

                                   TNPC, Inc.
                                   10 Glenville Street
                                   Greenwich, Connecticut 06831
                                   Attention: Managing Director, Law and
                                              Government Affairs
                                   Facsimile: (203) 531-0404

                  (iii) with a copy to:

                                   Enron Energy Services, LLC
                                   1400 Smith Street
                                   Houston, Texas 77002
                                   Attention: General Counsel
                                   Facsimile: (713) 646-2379

         (b)      Each such notice or other communication shall be effective
(i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in Section 5.4(a) (with confirmation of transmission), or (ii) if given by any other means, when delivered at the address specified in Section 5.4(a). Any party by notice given in accordance with this Section 5.4 to the other party may designate another address (or telecopier number) or person for receipt of notices hereunder. Notices by a party may be given by counsel to such party.

         5.5      GOVERNING LAW.

         (a) THIS AGREEMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS RULES THEREOF.

         (b) THE PARTIES AGREE THAT THE STATE OF DELAWARE SHALL HAVE SOLE AND EXCLUSIVE JURISDICTION OVER ANY ACTION BROUGHT TO ENFORCE THE TERMS OF THIS AGREEMENT AND THAT THE PARTIES HEREBY CONSENT TO SUITS IN THE COURTS OF THE STATE OF DELAWARE AND WAIVE THE DEFENSES OF PERSONAL JURISDICTION, SERVICE AND VENUE.

         5.6 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall continue in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term, provision, covenant or restriction is invalid, void or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that

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the transactions contemplated hereby are fulfilled to the fullest extent possible.

         5.7 COUNTERPARTS. The Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

         5.8 ASSIGNMENT. This Agreement shall not be assigned by any party without the express written consent of the other parties hereto (which consent may be granted or withheld in the sole discretion of any party).

         IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first written above.

                                   TNPC, INC.


                                   By: /s/ H.E. LOCKHART
                                      -------------------------------

                                   Name: H. E. Lockhart
                                        -----------------------------

                                   Title: CEO
                                         ----------------------------


                                   COLUMBIA ENERGY SERVICES
                                   CORPORATION

                                   By: /s/ DENNIS A. PICK
                                      -------------------------------

                                   Name: Dennis A. Pick
                                        -----------------------------

                                   Title: SVP
                                         ----------------------------


                                   ENRON ENERGY SERVICES, LLC

                                   By: /s/ MARK S. MULLER
                                      -------------------------------

                                   Name: Mark S. Muller
                                        -----------------------------

                                   Title: Managing Director
                                         ----------------------------


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